SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [ X ]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[   ]  Preliminary proxy statement.         [   ]  Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[   ]    Definitive proxy statement.
[ X ]  Definitive additional materials.
[   ]    Soliciting material under rule 14a-12

                              NVEST CASH MANAGEMENT TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[   ] Fee paid previously with preliminary materials.

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[   ] Check box if any part of the fee is offset as provided by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:
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(4)   Date Filed:

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                                                           [NVEST FUNDS LOGO]
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September 22, 2000
                                                     SECOND REQUEST
                                                     Our records as of September
                                                     21, 2000  indicate  that we
                                                     have  not   received   your
                                                     proxy vote.  We want you to
                                                     know    that    your   vote
                                                     matters!

Dear Shareholder:

We recently sent you a package containing a proxy statement and detailed information regarding important proposals affecting your Fund(s). If you have not responded, please take some time to review the proxy package and vote your shares. If you have sent us your vote and we did not receive it by September 21, 2000, we thank you for your response.

PLEASE RESPOND BY OCTOBER 3, 2000. YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE!

Your vote is needed prior to the shareholder meeting to be held on October 13, 2000. There are three convenient methods for voting your shares:

     o Visit WWW.NVESTFUNDS.COM where you will also find copies of our Q & A and the proxy statement.

     o    Call toll-free at 888-221-0697 to vote on our automated line.

     o    Return the enclosed card in the postage-paid envelope provided.

If you vote electronically by Internet or by telephone, you will need the control number printed on the enclosed proxy card. You may also receive a telephone call from D.F. King & Co., a proxy solicitation firm, to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-392-2404. One of our representatives will be happy to provide you with the information you need.

Sincerely,

/s/ John T. Hailer

John T. Hailer
President of Nvest Funds

 Nvest Funds Distributor, L.P. 399 Boylston Street, Boston, Massachusetts 02116
                               www.nvestfunds.com